UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) NOVEMBER 1, 2005

                              BRAVO RESOURCES LTD.
             (Exact name of registrant as specified in its charter)

            NEVADA                    333-106144               98-0392022
(State or other jurisdiction of      (Commission             (IRS Employer
        incorporation)               File Number)          Identification No.)

          #271 - 8623 GRANVILLE STREET, VANCOUVER, B.C. V6P 5A2 CANADA
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (604) 628-0556

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 1, 2005, Bravo Resources Ltd., a Nevada corporation ("BVOL"), executed a Share Exchange Agreement (the "Share Exchange Agreement") with Woize Ltd., a United Kingdom company ("Woize"), St James's Square Nominees Limited, a private limited company registered in England ("St James"), Anders Halldin and Anders Forsberg. The transaction is scheduled to close on or before November 22, 2005. Upon closing, Woize will become a wholly owned subsidiary of BVOL. The Share Exchange Agreement is furnished herewith as Exhibit 2.1 and is incorporated by reference herein.

In exchange for BVOL acquiring 100% of the issued and outstanding shares of the common stock of Woize, St James, as nominal holder of the Woize shares, shall receive: (i) an aggregate of 27,000,000 shares of BVOL Common Stock at the closing; (ii) US$500,000 in immediately available funds; and (iii) a non-interest bearing promissory note made out in the amount of US$1,500,000 (the "Promissory Note") payable two years from the date of closing. The Promissory
Note is furnished herewith as Exhibit 10.1 and is incorporated by reference herein.

At closing, one-half of the shares to be issued to St James shall be placed in escrow and pursuant to the terms of an escrow agreement (the "Escrow Agreement"), will be released to St James upon the earlier of the expiration of two years from the date of closing or satisfaction of certain performance benchmarks. The Escrow Agreement is furnished herewith as Exhibit 10.2 and is incorporated by reference herein.

Also upon closing, the parties have agreed that the board of directors of BVOL will be expanded to three directors and that Anders Halldin, Anders Danker will be appointed as directors. Dan Savino will continue to serve as a director and will be appointed Chairman of the Board.

On November 2, 2005, the Company issued a press release announcing the above changes. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

REGULATION
S-K NUMBER                             DOCUMENT
    2.1          Share Exchange Agreement dated November 1, 2005.
   10.1          Promissory Note
   10.2          Escrow Agreement
   99.1          Press Release dated November 2, 2005.




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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BRINX RESOURCES LTD.


November 4, 2005                        By: /s/ DANIEL SAVINO
                                           -------------------------------------
                                             Daniel Savino, President






















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